Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATEDS CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: November 14, 2003	/s/ Paul R. Thomson
Paul R. Thomson
Chief Financial Officer